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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds II, Inc. does hereby certify, to such officer's knowledge, that:

      The annual report on Form N-CSR of The Hartford Mutual Funds II, Inc. for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 15, 2005                           By: /s/David M. Znamierowski
                                                  ------------------------
                                                  David M. Znamierowski
                                                  Its: President

Date: June 15, 2005                           By: /s/Tamara L. Fagely
                                                  ------------------------
                                                  Tamara L. Fagely
                                                  Its: Vice President,
                                                  Controller and Treasurer

A signed original of this written statement required by Section 906 has been provided to The Hartford Mutual Funds II, Inc. and will be retained by The Hartford Mutual Funds II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.